MORGAN STANLEY
                                   28 records
                              Balance: 218,785,231
                                 PNCMA 2000-C2
                                     MSDWMC

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Selection Criteria: MSDWMC
Table of Contents

1
Seller
2
Current Balances ($)
3
States
4
Property Types
5
Mortgage Rates (%)
6
Seasoning (mos)
7
Original Terms to Stated Maturity (mos)
8
Remaining Terms to Stated Maturities (mos)
9
Original Amortization Terms (mos)
10
Original Amortization Terms -Balloon Loans (mos)
11
Loans (mos)
12
Remaining Amortization Terms (mos)
13
Debt Service Coverage Ratios (x)
14
Current Loan-to-Value Ratios (%)
15
Balloon Loan-to-Value Ratios (%)
16
Balloon Loan
17
Hyper Amort
18
Ownership Type


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1. Seller

     ------------------------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                            Percent by     Weighted      Average                    Weighted      Weighted
                Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                 Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Seller       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     ------------------------------------------------------------------------------------------------------------------------
     MSDWMC         28       218,785,231        100        8.551          109            1.3           71         63.2
     ------------------------------------------------------------------------------------------------------------------------
     Total:         28       218,785,231        100        8.551          109            1.3           71         63.2
     ------------------------------------------------------------------------------------------------------------------------


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2. Current Balances ($)

    --------------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                        Percent by     Weighted      Average                    Weighted    Weighted
                            Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average    Average
                             Mortgage      Current        Current      Mortgage      Term to       Average       Current    Balloon
     Current Balances ($)     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)    LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     1 - 1,000,000               1          946,839          0.43         8.54          113         1.25          72.8       66.2
     -------------------------------------------------------------------------------------------------------------------------------
     1,000,001 - 2,000,000       2        3,555,582          1.63        8.578          116         1.22          76.6       69.6
     -------------------------------------------------------------------------------------------------------------------------------
     2,000,001 - 3,000,000       8       19,767,532          9.04         8.47          109         1.33          65.4       57.4
     -------------------------------------------------------------------------------------------------------------------------------
     3,000,001 - 4,000,000       5       16,882,438          7.72        8.516          109         1.31          65.1       57.9
     -------------------------------------------------------------------------------------------------------------------------------
     4,000,001 - 5,000,000       1        4,993,722          2.28         8.73          117         1.26            70       63.7
     -------------------------------------------------------------------------------------------------------------------------------
     5,000,001 - 6,000,000       1        5,986,809          2.74         8.72          115         1.27            69       62.9
     -------------------------------------------------------------------------------------------------------------------------------
     6,000,001 - 7,000,000       1        6,584,520          3.01         8.51          115         1.27            74       67.1
     -------------------------------------------------------------------------------------------------------------------------------
     8,000,001 - 9,000,000       4       33,431,719         15.28        8.465          101         1.27          71.5       65.7
     -------------------------------------------------------------------------------------------------------------------------------
     10,000,001 - 15,000,000     2       23,844,918          10.9        8.613          146         1.25          72.6       50.6
     -------------------------------------------------------------------------------------------------------------------------------
     20,000,001 - 25,000,000     1       20,948,014          9.57         8.33          115         1.23          74.8       67.6
     -------------------------------------------------------------------------------------------------------------------------------
     25,000,001 >=               2       81,843,136         37.41        8.631           98         1.35          71.5       66.6
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                     28      218,785,231           100        8.551          109         1.3           71         63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 946,839
Max: 49,000,000
Average: 7,813,758

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3. States

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                                                                                 Weighted
                                                    Percent by     Weighted      Average                    Weighted      Weighted
                        Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                         Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
    States                Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
    --------------------------------------------------------------------------------------------------------------------------------
    California              6         92,397,369       42.23        8.407         117           1.29          72.9         62.9
    --------------------------------------------------------------------------------------------------------------------------------
    Connecticut             1         32,843,136       15.01         9.17          75           1.39            67           64
    --------------------------------------------------------------------------------------------------------------------------------
    New York                2         29,430,869       13.45        8.356         115           1.25          74.3         67.2
    --------------------------------------------------------------------------------------------------------------------------------
    Arizona                 3         14,179,343        6.48        8.583         115           1.27          71.7         65.2
    -------------------------------------------------------------------------------------------------------------------------------
    Georgia                 4         11,562,782        5.28        8.481         107            1.3          68.1         60.1
    --------------------------------------------------------------------------------------------------------------------------------
    Michigan                1          8,582,702        3.92         8.43         116           1.27          70.9         64.2
    --------------------------------------------------------------------------------------------------------------------------------
    Virginia                2          7,490,583        3.42         8.73         117           1.26            70         63.7
    --------------------------------------------------------------------------------------------------------------------------------
    Florida                 2          5,987,969        2.74        8.593         116           1.32          69.2         62.9
    --------------------------------------------------------------------------------------------------------------------------------
    North Carolina          1          3,202,774        1.46         8.25          99           1.39          58.2         49.3
    --------------------------------------------------------------------------------------------------------------------------------
    Ohio                    1          2,742,437        1.25         8.25          99           1.39          58.2         49.3
    --------------------------------------------------------------------------------------------------------------------------------
    Indiana                 1          2,693,465        1.23         8.25          99           1.39          58.2         49.3
    --------------------------------------------------------------------------------------------------------------------------------
    Tennessee               1          2,487,340        1.14         8.63         114            1.3          69.1         58.3
    --------------------------------------------------------------------------------------------------------------------------------
    Pennsylvania            1          2,198,004           1         8.76         118            1.2          70.9         64.6
    --------------------------------------------------------------------------------------------------------------------------------
    Texas                   1          2,039,618        0.93          8.8         115           1.25          74.8         68.3
    --------------------------------------------------------------------------------------------------------------------------------
    New Jersey              1            946,839        0.43         8.54         113           1.25          72.8         66.2
    --------------------------------------------------------------------------------------------------------------------------------
    Total:                 28        218,785,231         100        8.551         109            1.3            71         63.2
    --------------------------------------------------------------------------------------------------------------------------------


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4. Property Types

    --------------------------------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                 Percent by     Weighted      Average                    Weighted    Weighted
                     Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average    Average
                      Mortgage      Current        Current      Mortgage      Term to       Average       Current    Balloon
    Property Types     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)    LTV (%)
    --------------------------------------------------------------------------------------------------------------------------------
    Retail              12        114,455,060       52.31        8.476         112            1.28           74         67.6
    --------------------------------------------------------------------------------------------------------------------------------
    Office               6         41,994,725       19.19        8.476         131            1.26         70.8         55.5
    --------------------------------------------------------------------------------------------------------------------------------
    Industrial           2         33,789,976       15.44        9.152          76            1.39         67.2         64.1
    --------------------------------------------------------------------------------------------------------------------------------
    Hospitality          5         14,858,131        6.79         8.25          99            1.39         58.2         49.3
    --------------------------------------------------------------------------------------------------------------------------------
    Multifamily          3         13,687,339        6.26        8.256         112            1.28         69.9         63.2
    --------------------------------------------------------------------------------------------------------------------------------
    Total:              28        218,785,231         100        8.551         109            1.3            71         63.2
    --------------------------------------------------------------------------------------------------------------------------------


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5. Mortgage Rates (%)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                         Percent by     Weighted      Average                  Weighted    Weighted
                             Number of     Aggregate      Aggregate     Average      Remaining      Weighted   Average     Average
                              Mortgage      Current        Current      Mortgage      Term to       Average    Current     Balloon
      Mortgage Rates (%)       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR     LTV (%)     LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      8.001 - 8.500             14        128,618,831       58.79        8.297          118          1.3       71.5         61.8
      ------------------------------------------------------------------------------------------------------------------------------
      8.501 - 9.000             13         57,323,264        26.2        8.768          109         1.26       72.1           66
      ------------------------------------------------------------------------------------------------------------------------------
      9.001 - 9.500              1         32,843,136       15.01         9.17           75         1.39         67           64
      ------------------------------------------------------------------------------------------------------------------------------
      Total:                    28        218,785,231         100        8.551          109          1.3         71         63.2
      ------------------------------------------------------------------------------------------------------------------------------

Min: 8.180
Max: 9.170
Weighted Average Coupon: 8.551

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6. Seasoning (mos)

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                                                                                 Weighted
                                                     Percent by     Weighted      Average                    Weighted      Weighted
                         Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                          Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Seasoning (mos)       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     12-Jan                  23       203,927,100       93.21        8.573          110           1.3          71.9         64.2
     -------------------------------------------------------------------------------------------------------------------------------
     13 - 24                  5        14,858,131        6.79         8.25           99          1.39          58.2         49.3
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                  28       218,785,231         100        8.551          109           1.3            71         63.2
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Min: 2
Max: 21
Weighted Average: 7

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7. Original Terms to Stated Maturity (mos)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                        Percent by     Weighted      Average                  Weighted      Weighted
     Original Terms         Number of     Aggregate      Aggregate     Average      Remaining      Weighted    Average      Average
     to Stated Maturity      Mortgage      Current        Current      Mortgage      Term to       Average     Current      Balloon
           (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR      LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     61 - 120                   26       194,940,313        89.1        8.544          105           1.31        70.8         64.7
     -------------------------------------------------------------------------------------------------------------------------------
     121 - 180                   2        23,844,918        10.9        8.613          146           1.25        72.6         50.6
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                     28       218,785,231         100        8.551          109            1.3          71         63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 66
Max: 180
Weighted Average: 116

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8. Remaining Terms to Stated Maturities (mos)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                        Percent by     Weighted      Average                  Weighted      Weighted
     Remaining Terms        Number of     Aggregate      Aggregate     Average      Remaining      Weighted    Average      Average
     to Stated Maturities    Mortgage      Current        Current      Mortgage      Term to       Average     Current      Balloon
           (mos)              Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR      LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     61 - 120                  26        194,940,313        89.1        8.544         105            1.31       70.8         64.7
     -------------------------------------------------------------------------------------------------------------------------------
     121 - 180                  2         23,844,918        10.9        8.613         146            1.25       72.6         50.6
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                    28        218,785,231         100        8.551         109             1.3         71         63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 61
Max: 172
Non-Zero Weighted Average: 109

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9. Original Amortization Terms (mos)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                 Percent by     Weighted      Average                    Weighted      Weighted
      Original       Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
      Amortization    Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
      Terms (mos)      Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
      ------------------------------------------------------------------------------------------------------------------------------
      181 - 240          1         11,451,777        5.23         8.26          172           1.23          70.5         31.9
      ------------------------------------------------------------------------------------------------------------------------------
      241 - 360         27        207,333,454       94.77        8.567          106           1.31            71         64.9
      ------------------------------------------------------------------------------------------------------------------------------
      Total:            28        218,785,231         100        8.551          109            1.3            71         63.2
      ------------------------------------------------------------------------------------------------------------------------------

Min: 240
Max: 360
Weighted Average: 341

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10. Original Amortization Terms -Balloon Loans (mos)

       -----------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted
       Original                                   Percent by     Weighted      Average                    Weighted      Weighted
       Amortization   Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
       Terms-Balloon   Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
       Loans (mos)      Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
       -----------------------------------------------------------------------------------------------------------------------------
       240                1        11,451,777       5.23           8.26         172            1.23          70.5         31.9
       -----------------------------------------------------------------------------------------------------------------------------
       300                6        17,345,471       7.93          8.304         101            1.38          59.7         50.6
       -----------------------------------------------------------------------------------------------------------------------------
       301-359            1        49,000,000       22.4           8.27         114            1.33          74.6         68.4
       -----------------------------------------------------------------------------------------------------------------------------
       360               20       140,987,984      64.44          8.703         103            1.29          71.2         65.5
       -----------------------------------------------------------------------------------------------------------------------------
       Total:            28       218,785,231        100          8.551         109             1.3            71         63.2
       -----------------------------------------------------------------------------------------------------------------------------

Min: 240
Max: 360
Weighted Average: 341

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11. Loans (mos)


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12. Remaining Amortization Terms (mos)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                               Percent by     Weighted      Average                    Weighted      Weighted
     Remaining     Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
     Amortization   Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Terms (mos)     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     181 - 240         1         11,451,777       5.23          8.26         172            1.23          70.5         31.9
     -------------------------------------------------------------------------------------------------------------------------------
     241 - 300         6         17,345,471       7.93         8.304         101            1.38          59.7         50.6
     -------------------------------------------------------------------------------------------------------------------------------
     301 - 360        21        189,987,984      86.84         8.591         106             1.3            72         66.2
     -------------------------------------------------------------------------------------------------------------------------------
     Total:           28        218,785,231        100         8.551         109             1.3            71         63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 232
Max: 359
Weighted Average: 335

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13. Debt Service Coverage Ratios (x)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                        Percent by     Weighted      Average                    Weighted    Weighted
                            Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average    Average
     Debt Service            Mortgage      Current        Current      Mortgage      Term to       Average       Current    Balloon
     Coverage Ratios (x)      Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)    LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     1.16 - 1.25                10        60,901,757       27.84        8.437          118           1.23          73.2       60.8
     -------------------------------------------------------------------------------------------------------------------------------
     1.26 - 1.35                11       107,814,837       49.28        8.476          116            1.3          72.8       66.3
     -------------------------------------------------------------------------------------------------------------------------------
     1.36 - 1.50                 7        50,068,638       22.88        8.853           84           1.39          64.5       59.5
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                     28        218,785,231        100        8.551          109            1.3            71       63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 1.20
Max: 1.39
Non-Zero Weighted Average: 1.30

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14. Current Loan-to-Value Ratios (%)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                Percent by     Weighted      Average                    Weighted      Weighted
     Current        Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
     Loan-to-Value   Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Ratios (%)       Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     50.1 - 60.0        6         18,044,419       8.25         8.289        101             1.37        58.3           50
     ------------------------------------------------------------------------------------------------------------------------------
     60.1 - 70.0        6         55,537,738      25.38         8.985         83             1.34        67.6         63.6
     -------------------------------------------------------------------------------------------------------------------------------
     70.1 - 80.0       16        145,203,074      66.37         8.418        120             1.28        73.8         64.7
     -------------------------------------------------------------------------------------------------------------------------------
     Total:            28        218,785,231        100         8.551        109             1.3           71         63.2
     -------------------------------------------------------------------------------------------------------------------------------

Min: 58.2
Max: 79.8
Non-Zero Weighted Average: 71.0

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15. Balloon Loan-to-Value Ratios (%)

     -------------------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                       Percent by     Weighted      Average                    Weighted    Weighted
                           Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average    Average
     Balloon Loan-to-Value   Mortgage      Current        Current      Mortgage      Term to       Average       Current    Balloon
     Ratios (%)               Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)    LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     30.1 - 40.0               1         11,451,777        5.23         8.26            172         1.23          70.5       31.9
     -------------------------------------------------------------------------------------------------------------------------------
     40.1 - 50.0               5         14,858,131        6.79         8.25             99         1.39          58.2       49.3
     -------------------------------------------------------------------------------------------------------------------------------
     50.1 - 60.0               2          5,673,628        2.59         8.54            113         1.29          63.4       55.6
     -------------------------------------------------------------------------------------------------------------------------------
     60.1 - 70.0              18        181,458,368       82.94        8.589            106          1.3            72       66.3
     -------------------------------------------------------------------------------------------------------------------------------
     70.1 - 80.0               2          5,343,327        2.44         8.75            117          1.2          79.8       72.7
     -------------------------------------------------------------------------------------------------------------------------------
     Total:                   28        218,785,231         100        8.551            109          1.3            71       63.2
     -----------------------------------------------------------------------------------------------------------------------------

Min: 31.9
Max: 72.7
Weighted Average: 63.2

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16. Balloon Loan

     -------------------------------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                               Percent by     Weighted      Average                    Weighted      Weighted
                   Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                    Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Balloon Loan    Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     Yes               28       218,785,231        100         8.551            109          1.3          71           63.2
     -------------------------------------------------------------------------------------------------------------------------------
     Total:            28       218,785,231        100         8.551            109          1.3          71           63.2
     -------------------------------------------------------------------------------------------------------------------------------

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17. Hyper Amort

    --------------------------------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                              Percent by     Weighted      Average                    Weighted      Weighted
                  Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                   Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
    Hyper Amort     Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
    --------------------------------------------------------------------------------------------------------------------------------
    No                23       112,188,062       51.28        8.533          116           1.28          69.8         59.8
    --------------------------------------------------------------------------------------------------------------------------------
    Yes                5       106,597,169       48.72        8.571          102           1.32          72.2         66.8
    --------------------------------------------------------------------------------------------------------------------------------
    Total:            28       218,785,231         100        8.551          109            1.3            71         63.2
    --------------------------------------------------------------------------------------------------------------------------------



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18. Ownership Type

     -------------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                 Percent by     Weighted      Average                    Weighted      Weighted
                     Number of     Aggregate      Aggregate     Average      Remaining      Weighted      Average      Average
                      Mortgage      Current        Current      Mortgage      Term to       Average       Current      Balloon
     Ownership Type    Loans        Balance      Balance (%)    Rate(%)    Maturity (mos)     DSCR        LTV (%)      LTV (%)
     -------------------------------------------------------------------------------------------------------------------------------
     Fee Simple          27       169,785,231        77.6        8.633          108           1.29          69.9         61.7
     -------------------------------------------------------------------------------------------------------------------------------
     Leasehold            1        49,000,000        22.4         8.27          114           1.33          74.6         68.4
     -------------------------------------------------------------------------------------------------------------------------------
     Total:              28       218,785,231         100        8.551          109            1.3            71         63.2
     -------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared
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